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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 July 25, 2001
                                 Date of Report

                               (Earliest Reported
                            Event is July 24, 2001)

                               REMEDY CORPORATION
             (Exact name of registrant as specified in its charter)


                         Commission File No. 000-25494


        Delaware                                         77-0265675
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or jurisdiction)


       1585 Charleston Road                                 94043
     Mountain View, California                           (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (650) 903-5200

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         (Former names or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

     On July 24, 2001, Remedy Corporation, a Delaware corporation ("Remedy"), announced its financial results for the fiscal quarter ended June 30, 2001. A copy of Remedy's press release announcing these financial results is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Remedy's business are set forth in the documents filed by Remedy with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  EXHIBITS.

          99.1  Press Release dated July 24, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 25, 2001              Remedy Corporation

                                 By: /s/ Ron J. Fior
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                                     Ron J. Fior, Vice President Finance &
                                     Operations, Chief Financial Officer